EXHIBIT (10)I

                           CHANGE-IN-CONTROL AGREEMENT
                                (PETER CROCITTO)

      THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 1st day of January, 1998, among VALLEY NATIONAL BANK ("Bank"), a national banking association with its principal office at 1455 Valley Road, Wayne, New Jersey, VALLEY NATIONAL BANCORP ("Valley"), a New Jersey Corporation which maintains its principal office at 1455 Valley Road, Wayne, New Jersey (Valley and the Bank collectively are the "Company") and PETER CROCITTO (the "Executive").

                                   BACKGROUND

      WHEREAS, the Executive has been continuously employed by the Bank for many years;

      WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Valley;

      WHEREAS, the Board of Directors of the Bank and Valley believe that the future services of the Executive are of great value to the Bank and Valley and that it is important for the growth and development of the Bank that the Executive continue in his position;

      WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive

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and rely upon his advice, if they request it, as to the best interests of the
Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

      WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

      NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

      Definitions

      a) Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or
(iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act

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on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

      b) Change in Control. "Change in Control" means any of the following events: (i) when Valley or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than an affiliate of Valley or a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Valley representing more than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities (a "Control Person"), (ii) upon the first purchase of Valley's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Valley, a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates), (iii) upon the approval by Valley's stockholders of (A) a merger or consolidation of Valley with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) or the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (in either case, a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of Valley's assets or (C) a plan of liquidation or dissolution of Valley, (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of

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directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Valley, an employee benefit plan established or maintained by Valley or a Subsidiary, or an affiliate of Valley or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of Valley's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

      c) Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change-in-Control.

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      d) Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      e) Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

      (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in title or positions resulting merely from a merger of the Company into or with another bank or company which does not downgrade in any way the Executive's powers, duties and responsibilities shall not meet the requirements of this paragraph;

      (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

      (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;

      (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for

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required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

      (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

      (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

      (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

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      f) Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Valley, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

      3. Position. During the Contract Period the Executive shall be employed as Executive Vice President of Valley and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with substantially the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

      4. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

      a) Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

      b) Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall

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be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

      c) Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

      5. Expenses and Fringe Benefits.

      a) Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

      b) Benefit Equalization Plan. During the Contract Period, if the Executive was entitled to benefits under the Company's Benefit Equalization Plan ("BEP") prior to the Change in Control, the Executive shall be entitled to continued benefits under the BEP after the Change in Control and such BEP may not be modified to reduce or eliminate such benefits during the Contract Period.

      c) Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

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     d) Other Benefits. The Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

      6. Termination for Cause. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

      7. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months in any 12 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement.

      8. Death Benefits. Upon the Executive's death during the Contract Period, his estate shall not be entitled to any further benefits under this Agreement.

      9. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice

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to the Executive providing four weeks notice. The Executive may resign for Good
Reason during the Contract Period upon four weeks' written notice to the Company specifying facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If the Company terminates the Executive's employment during the Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall, subject to Section 12 hereof:

      (a) Within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three (3.0) times the highest annual cash compensation, consisting solely of salary and bonus, paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control; and

      (b) Continue to provide the Executive during the remainder of the Contract Period with health, hospitalization and medical insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to standard deductibles and co-pays, and the Executive's continuing payment of his part of the premium for family coverage, if applicable).

      The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or to provide him with the health, hospitalization and medical insurance benefits due under this section, the Executive, after giving 10 days' written notice to the

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Company identifying the Company's failure, shall be entitled to recover from the
Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

     10. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

     11. Non-Disclosure of Confidential Information.

     a) Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

     b) Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or

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unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

     c) Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

     12. Certain Reduction of Payments by the Company.

     a) Anything in this Agreement to the contrary notwithstanding, prior to the payment of any lump sum amount payable hereunder, the certified public accountants of the Company immediately prior to a Change of Control (the "Certified Public Accountants) shall determine as promptly as practical and in any event within 20 business days following the termination of employment of Executive whether any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would more likely than not be nondeductible by the Company for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and if it is then the aggregate present value of amounts payable or distributable to or for the benefit of Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are thereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the reduced Amount. For purposes of this paragraph, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Company because of said Section 280G of the Code.

     b) If under paragraph (a) of this section the Certified Public Accountants determine that any Payment would more likely than not be nondeductible by the

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Company because of Section 280G of the Code, the Company shall promptly give the
Executive notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Executive may then elect, in his sole discretion, which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount), and shall advise the Company in writing of his election within 20 business days of his receipt of notice. If no such election is made by the Executive within such 20-day period, the Company may elect which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the Aggregate present Value of the Agreement Payments equals the Reduced Amount) and shall notify the Executive promptly of such election. For purposes of this paragraph, present Value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Certified Public Accountants shall be binding upon the Company and Executive shall be made within 20 business days of a termination of employment of Executive. With the consent of the Executive, the Company may suspend part or all of the lump sum payment due under Section 9 hereof and any other payments due to the Executive hereunder until the Certified Public Accountants finish the determination and the Executive (or the Company, as the case may be) elect how to reduce the Agreement Payments, if necessary. As promptly as practicable following such determination and the elections hereunder, the Company shall pay to or distribute to or for the benefit of Executive such amounts as are then due to Executive under this Agreement and shall promptly pay to or distribute for the benefit of Executive in the future such amounts as become due to Executive under this Agreement.

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     c) As a result of the uncertainty in the application of Section 280G of the
Code, it is possible that Agreement Payments may have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or Executive which said Certified Public Accountants believe has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to Executive which Executive shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code; provided, however, that no amount shall be payable by Executive to the Company in and for the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive together with interest at the applicable
Federal rate provided for in Section 7872(f)(2)(A) of the Code.

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     13. Term and Effect Prior to Change in Control.

     a) Term. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless, prior to a Change in Control, the Chief Executive Officer of the Bank notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice. Notwithstanding anything to the contrary contained herein, the Initial Term shall cease when the Executive attains age 65.

     b) No Effect Prior to Change in Control. This Agreement shall not effect any rights of the Company to terminate the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon and after a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

     14. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive

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received any payment hereunder, he shall not be entitled to any payment under the Company's severance policies for officers and employees.

     15. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Valley. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning change-in-control benefits. The parties hereto expressly agree that the Change-in-Control Agreement among the Executive, the Bank and Valley, dated as of January 1, 1995, is hereby terminated, effective the date hereof. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

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     IN WITNESS WHEREOF, Valley National Bank and Valley National Bancorp each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                VALLEY NATIONAL BANCORP

/s/ Alan D. Eskow                      By:  /s/ Robert E. McEntee
------------------------               -------------------------------------
Alan D. Eskow, Secretary               Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

ATTEST:                                VALLEY NATIONAL BANK

/s/ Alan D. Eskow                      By:  /s/ Robert E. McEntee
------------------------               -------------------------------------
Alan D. Eskow, Secretary               Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

WITNESS:

/s/ Peter Verbout                      /s/ Peter Crocitto
------------------------               -------------------------------------
                                       Peter Crocitto, Executiv


                                       Executive Seniority date with
                                       Valley National Bank:  3/7/77.


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                              VALLEY NATIONAL BANK
                                1455 VALLEY ROAD
                                 WAYNE, NJ 07470

                                                              January 1, 1998

Mr. Peter Crocitto
Executive Vice President
Valley National Bancorp
Valley National Bank
1455 Valley Road
Wayne, New Jersey  07470

Dear Mr. Crocitto:

     The Board of Directors of Valley National Bancorp ("Bancorp") and Valley National Bank (the "Bank") (collectively, the "Company") have determined that it is in the best interests of the Bancorp and the Bank for the Company to agree to provide you with certain limited severance rights as provided herein.

     The Board recognizes that your employment by the Company without any severance agreement creates tensions which may cause you to seek opportunities elsewhere or affect your views of your present compensation. These arrangements are being made to alleviate, in part, those concerns.

     In view of the foregoing, in consideration of your continued employment with the Company and your consent to this letter, the Company agrees:

     1. If the Company elects to terminate you as Executive Vice President of Valley National Bancorp and/or Valley National Bank, upon the termination of your employment the Company will pay you a lump sum severance benefit equal to 12 months of your annual base salary plus a portion of your most recent bonus. The bonus amount shall equal your most recent bonus multiplied by a fraction, the numerator of which is the number of months which have elapsed in the current calendar year and the denominator of which is 12. This severance benefit will not be paid if the Company terminates you for "Cause". "Cause" means (i) willful and continued failure by the Executive to perform his duties for the Company after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board

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of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company. No severance will be paid under this paragraph in the event you are paid a severance benefit pursuant to any change in control agreement with the Company.

     2. If you are terminated other than for Cause, or you die or become disabled, the Company will provide and pay for hospital, health and medical insurance for you and your spouse and minor children (subject to deductibles, co-pays and premiums which you previously paid), as well as (where applicable) life insurance and disability insurance for a period of three years following your employment termination or death, unless such benefits are provided to you or your spouse by another party.

     As partial consideration for the Company entering into this Agreement, you agree as follows:

     3. Following the termination of your employment with the Company for any reason, you shall retain in confidence any confidential information known to you concerning the Company and its business.

     4. While you are employed by the Company and for a period of one year thereafter, you will not, without the prior written approval of the Board of Directors of Bancorp, directly or indirectly, as officer, director, employee, shareholder, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by any insured depository institution which transacts business in the State of New Jersey if such insured depository institution employs or utilizes you in any capacity to solicit the Company's loan, trust, deposit customers, or other customers of the Company, or employees of the Company.

     5. You agree that the Company has no adequate remedy at law for the violation of paragraphs 3 and 4 and that the Company shall be entitled to injunctive relief to enforce such provisions.

     Both parties mutually agree as follows:

     6. In the event the Company fails to pay to you or your spouse any of the benefits provided herein for a period in excess of 10 business days after a written request to do so, you (or your spouse) shall be entitled to be paid or reimbursed by the Company for the legal fees and expenses incurred by you (or your spouse) in enforcing or interpreting the provisions of this Agreement. The Company hereby agrees to pay or reimburse you for such fees and expenses on a monthly basis, upon your submission of bills or requests for payment. A court shall be entitled to deny you your legal fees and expenses only if it finds you made a claim for benefits hereunder not in good faith and without reasonable cause.

     7. This Agreement shall commence on the date hereof and expire on the earlier of (i) your attainment of age 65 or (ii) January 1, 2001 (January 1, 2001 is referred to hereafter as the "Initial Expiration Date"). On January 1 of each year starting January 1, 1999, the Initial Expiration Date shall be automatically extended for an additional one year period (so it remains a three year contract until you reach age 65) unless you or Bancorp otherwise elect and so notify the other party in writing prior to January 1 of any year starting with January 1, 2000. This Agreement may be amended, supplemented or changed at any time only by a writing signed by Bancorp and yourself.

     8. This Agreement shall be binding upon and inure to the benefit of you, your estate and the Company, and any successor to the Company by merger, consolidation or sale. Neither this Agreement nor any rights arising hereunder may be assigned or pledged by you. After your death, your spouse and minor children shall be entitled to enjoy and enforce the benefits of this Agreement. In the event your services are terminated and you are entitled to payments, you shall not be obligated to mitigate your damages and the Company may not offset amounts due to you hereunder. However, in the event you breach the non-solicitation contained in paragraph 4 hereof, the Company shall not thereafter be obligated to provide you with any benefits hereunder and you shall not be entitled to be paid your legal fees or expenses as provided in paragraph 6 hereof.

     If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute an agreement between you and the Company.

                                      Very truly yours,

                                      VALLEY NATIONAL BANCORP

                                      By:  /s/ Robert E. McEntee
                                      --------------------------------------
AGREED AND ACCEPTED:                  Robert E. McEntee, Chairman, Personnel
                                      and Compensation Committee



/s/ Peter Crocitto
-------------------------
Peter Crocitto, Executive             VALLEY NATIONAL BANK

                                      By:  /s/ Robert E. McEntee
                                      --------------------------------------
                                      Robert E. McEntee, Chairman, Personnel
                                      and Compensation Committee

                                      Executive Seniority date with Valley
                                      National Bank: 3/7/77.

                           CHANGE-IN-CONTROL AGREEMENT
                                 (ROBERT MEYER)

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 1st day of January, 1998, among VALLEY NATIONAL BANK ("Bank"), a national banking association with its principal office at 1455 Valley Road, Wayne, New Jersey, VALLEY NATIONAL BANCORP ("Valley"), a New Jersey Corporation which maintains its principal office at 1455 Valley Road, Wayne, New Jersey (Valley and the Bank collectively are the "Company") and ROBERT MEYER (the "Executive").

                                   BACKGROUND

     WHEREAS, the Executive has been continuously employed by the Bank or its predecessor for many years;

      WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Valley or their predecessors;

     WHEREAS, the Board of Directors of the Bank and Valley believe that the future services of the Executive are of great value to the Bank and Valley and that it is important for the growth and development of the Bank that the Executive continue in his position;

     WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

     WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

     NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

     Definitions

     a) Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or
(iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the

Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

     b) Change in Control. "Change in Control" means any of the following events: (i) when Valley or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than an affiliate of Valley or a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Valley representing more than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities (a "Control Person"), (ii) upon the first purchase of Valley's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Valley, a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates), (iii) upon the approval by Valley's stockholders of (A) a merger or consolidation of Valley with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) or the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (in either case, a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of Valley's assets or (C) a plan of liquidation or dissolution of Valley, (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Valley, an employee benefit plan established or maintained by Valley or a Subsidiary, or an affiliate of Valley or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of Valley's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

     c) Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change-in-Control.

     d) Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     e) Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

     (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in title or positions resulting merely from a merger of the Company into or with another bank or company which does not downgrade in any way the Executive's powers, duties and responsibilities shall not meet the requirements of this paragraph;

     (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

     (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;

     (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

     (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

     (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

     (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

     f) Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Valley, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

     3. Position. During the Contract Period the Executive shall be employed as Executive Vice President of Valley and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with substantially the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

     4. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

     a) Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

     b) Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

     c) Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

     5. Expenses and Fringe Benefits.

     a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

     b. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

     c. Other Benefits. The Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

     6. Termination for Cause. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

     7. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months in any 12 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement.

     8. Death Benefits. Upon the Executive's death during the Contract Period, his estate shall not be entitled to any further benefits under this Agreement.

     9. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks' written notice to the Company specifying facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If the Company terminates the Executive's employment during the

Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall, subject to Section 12 hereof:

     (a) Within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three (3.0) times the highest annual cash compensation, consisting solely of salary and bonus, paid to the Executive by the Company or its predecessor by merger during any calendar year in each of the three calendar years immediately prior to the Change in Control; provided, however, that any deferred compensation or bonus (unrelated to performance) paid to Executive prior to March 7, 1997 as a consequence of the acquisition of Midland Bancorp, Inc. shall be excluded from the definition of cash compensation; and

     (b) Continue to provide the Executive during the remainder of the Contract Period with health, hospitalization and medical insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to standard deductibles and co-pays, and the Executive's continuing payment of his part of the premium for family coverage, if applicable).

     The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or to provide him with the health, hospitalization and medical insurance benefits due under this section, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the

Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

     10. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

     11. Non-Disclosure of Confidential Information.

     a) Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

     b) Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

     c) Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement. 12. Certain Reduction of Payments by the Company.

     a) Anything in this Agreement to the contrary notwithstanding, prior to the payment of any lump sum amount payable hereunder, the certified public accountants of the Company immediately prior to a Change of Control (the "Certified Public Accountants) shall determine as promptly as practical and in any event within 20 business days following the termination of employment of Executive whether any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would more likely than not be nondeductible by the Company for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and if it is then the aggregate present value of amounts payable or distributable to or for the benefit of Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are thereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the reduced Amount. For purposes of this paragraph, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Company because of said Section 280G of the Code.

     b) If under paragraph (a) of this section the Certified Public Accountants determine that any Payment would more likely than not be nondeductible by the Company because of Section 280G of the Code, the Company shall promptly give the Executive notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Executive may then elect, in his sole discretion, which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount), and shall advise the Company in writing of his election within 20 business days of his receipt of notice. If no such election is made by the Executive within such 20-day period, the Company may elect which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the Aggregate present Value of the Agreement Payments equals the Reduced Amount) and shall notify the Executive promptly of such election. For purposes of this paragraph, present Value shall be determined in accordance with
Section 280G(d)(4) of the Code. All determinations made by the Certified Public Accountants shall be binding upon the Company and Executive shall be made within 20 business days of a termination of employment of Executive. With the consent of the Executive, the Company may suspend part or all of the lump sum payment due under Section 9 hereof and any other payments due to the Executive hereunder until the Certified Public Accountants finish the determination and the Executive (or the Company, as the case may be) elect how to reduce the Agreement Payments, if necessary. As promptly as practicable following such determination and the elections hereunder, the Company shall pay to or distribute to or for the benefit of Executive such amounts as are then due to Executive under this Agreement and shall promptly pay to or distribute for the benefit of Executive in the future such amounts as become due to Executive under this Agreement.

     c) As a result of the uncertainty in the application of Section 280G of the Code, it is possible that Agreement Payments may have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or Executive which said Certified Public Accountants believe has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to Executive which Executive shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code; provided, however, that no amount shall be payable by Executive to the Company in and for the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive together with interest at the applicable Federal rate provided for in
Section 7872(f)(2)(A) of the Code.

     13. Term and Effect Prior to Change in Control.

     a) Term. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless, prior to a Change in Control, the Chief Executive Officer of the Bank notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice. Notwithstanding anything to the contrary contained herein, the Initial Term shall cease when the Executive attains age 65.

     b) No Effect Prior to Change in Control. This Agreement shall not effect any rights of the Company to terminate the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon and after a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

     14. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive received any payment hereunder, he shall not be entitled to any payment under the Company's severance policies for officers and employees.

     15. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Valley. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning change-in-control benefits. The parties hereto expressly agree that the Employment Agreement between the Executive and Midland Bancorporation, Inc. dated as of January 1, 1996, assumed by the Bank and Valley, dated February 28, 1997, is hereby terminated, effective the date hereof, for all purposes. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, Valley National Bank and Valley National Bancorp each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                VALLEY NATIONAL BANCORP
/s/ Alan D. Eskow                      By: /s/ Robert E. McEntee
------------------------               --------------------------------------
Alan D. Eskow, Secretary               Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

ATTEST:                                VALLEY NATIONAL BANK
------------------------               By: /s/ Robert E. McEntee
/s/ Alan D. Eskow                      --------------------------------------
Alan D. Eskow, Secretary               Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

WITNESS:

/s/ Peter Verbout                      /s/ Robert Meyer
------------------------               --------------------------------------
Peter Verbout                          Robert Meyer, Executive

                                       Executive Seniority Date from Midland
                                       Bank merger:   8/21/89.

                                       Date of Midland Bank Merger: 3/1/97.

                              VALLEY NATIONAL BANK
                                1455 VALLEY ROAD
                                 WAYNE, NJ 07470

                                                              January 1, 1998

Mr. Robert Meyer
Executive Vice President
Valley National Bancorp
Valley National Bank
1455 Valley Road
Wayne, New Jersey  07470

Dear Mr. Meyer:

     The Board of Directors of Valley National Bancorp ("Bancorp") and Valley National Bank (the "Bank") (collectively, the "Company") have determined that it is in the best interests of the Bancorp and the Bank for the Company to agree to provide you with certain limited severance rights as provided herein.

     The Board recognizes that your employment by the Company without any severance agreement creates tensions which may cause you to seek opportunities elsewhere or affect your views of your present compensation. These arrangements are being made to alleviate, in part, those concerns.

     In view of the foregoing, in consideration of your continued employment with the Company and your consent to this letter, the Company agrees:

     1. If the Company elects to terminate you as Executive Vice President of Valley National Bancorp and/or Valley National Bank, upon the termination of your employment the Company will pay you a lump sum severance benefit equal to 12 months of your annual base salary plus a portion of your most recent bonus. The bonus amount shall equal your most recent bonus multiplied by a fraction, the numerator of which is the number of months which have elapsed in the current calendar year and the denominator of which is 12. This severance benefit will not be paid if the Company terminates you for "Cause". "Cause" means (i) willful and continued failure by the Executive to perform his duties for the Company after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company. No severance will be paid under this paragraph in the event you are paid a severance benefit pursuant to any change in control agreement with the Company.

     2. If you are terminated other than for Cause, or you die or become disabled, the Company will provide and pay for hospital, health and medical insurance for you and your spouse and minor children (subject to deductibles, co-pays and premiums which you previously paid), as well as (where applicable) life insurance and disability insurance for a period of three years following your employment termination or death, unless such benefits are provided to you or your spouse by another party.

     As partial consideration for the Company entering into this Agreement, you agree as follows:

     3. Following the termination of your employment with the Company for any reason, you shall retain in confidence any confidential information known to you concerning the Company and its business.

     4. While you are employed by the Company and for a period of one year thereafter, you will not, without the prior written approval of the Board of Directors of Bancorp, directly or indirectly, as officer, director, employee, shareholder, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by any insured depository institution which transacts business in the State of New Jersey if such insured depository institution employs or utilizes you in any capacity to solicit the Company's loan, trust, deposit customers, or other customers of the Company, or employees of the Company.

     5. You agree that the Company has no adequate remedy at law for the violation of paragraphs 3 and 4 and that the Company shall be entitled to injunctive relief to enforce such provisions.

     Both parties mutually agree as follows:

     6. In the event the Company fails to pay to you or your spouse any of the benefits provided herein for a period in excess of 10 business days after a written request to do so, you (or your spouse) shall be entitled to be paid or reimbursed by the Company for the legal fees and expenses incurred by you (or your spouse) in enforcing or interpreting the provisions of this Agreement. The Company hereby agrees to pay or reimburse you for such fees and expenses on a monthly basis, upon your submission of bills or requests for payment. A court shall be entitled to deny you your legal fees and expenses only if it finds you made a claim for benefits hereunder not in good faith and without reasonable cause.

     7. This Agreement shall commence on the date hereof and expire on the earlier of (i) your attainment of age 65 or (ii) January 1, 2001 (January 1, 2001 is referred to hereafter as the "Initial Expiration Date"). On January 1 of each year starting January 1, 1999, the Initial Expiration Date shall be automatically extended for an additional one year period (so it remains a three year contract until you reach age 65) unless you or Bancorp otherwise elect and so notify the other party in writing prior to January 1 of any year starting with January 1, 2000. This Agreement may be amended, supplemented or changed at any time only by a writing signed by Bancorp and yourself.

     8. This Agreement shall be binding upon and inure to the benefit of you, your estate and the Company, and any successor to the Company by merger, consolidation or sale. Neither this Agreement nor any rights arising hereunder may be assigned or pledged by you. After your death, your spouse and minor children shall be entitled to enjoy and enforce the benefits of this Agreement. In the event your services are terminated and you are entitled to payments, you shall not be obligated to mitigate your damages and the Company may not offset amounts due to you hereunder. However, in the event you breach the non-solicitation contained in paragraph 4 hereof, the Company shall not thereafter be obligated to provide you with any benefits hereunder and you shall not be entitled to be paid your legal fees or expenses as provided in paragraph 6 hereof.

     If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute an agreement between you and the Company.

                                       Very truly yours,

                                       VALLEY NATIONAL BANCORP

                                       By:   /s/ Robert E. McEntee
                                       --------------------------------------
AGREED AND ACCEPTED:                   Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

/s/ Robert Meyer
-----------------------                VALLEY NATIONAL BANK
Robert Meyer, Executive
                                       By:  /s/ Robert E. McEntee
                                       --------------------------------------
                                       Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee


                                       Executive Seniority date from Midland

                                       Date of Midland Bank Merger:  3/1/97.

                           CHANGE-IN-CONTROL AGREEMENT
                              (PETER JOHN SOUTHWAY)

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 1st day of January, 1998, among VALLEY NATIONAL BANK ("Bank"), a national banking association with its principal office at 1455 Valley Road, Wayne, New Jersey, VALLEY NATIONAL BANCORP ("Valley"), a New Jersey Corporation which maintains its principal office at 1455 Valley Road, Wayne, New Jersey (Valley and the Bank collectively are the "Company") and PETER JOHN SOUTHWAY (the "Executive").

                                   BACKGROUND

     WHEREAS, the Executive has been continuously employed by the Bank for many years;

     WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Valley;

     WHEREAS, the Board of Directors of the Bank and Valley believe that the future services of the Executive are of great value to the Bank and Valley and that it is important for the growth and development of the Bank that the Executive continue in his position;

     WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

     WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined.

     NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby agree as follows:

     Definitions

     a) Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or
(iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the

Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.

     b) Change in Control. "Change in Control" means any of the following events: (i) when Valley or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than an affiliate of Valley or a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Valley representing more than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities (a "Control Person"), (ii) upon the first purchase of Valley's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Valley, a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates), (iii) upon the approval by Valley's stockholders of (A) a merger or consolidation of Valley with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) or the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (in either case, a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of Valley's assets or (C) a plan of liquidation or dissolution of Valley, (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Valley, an employee benefit plan established or maintained by Valley or a Subsidiary, or an affiliate of Valley or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of Valley's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

     c) Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change-in-Control.

     d) Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     e) Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express written consent:

     (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control. A change in title or positions resulting merely from a merger of the Company into or with another bank or company which does not downgrade in any way the Executive's powers, duties and responsibilities shall not meet the requirements of this paragraph;

     (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

     (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in control or a failure by the Company to continue Executive as a participant in such plan on at least the same basis as Executive participated in such plan prior to the Change in Control;

     (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to such Change in Control;

     (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

     (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

     (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

     f) Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Valley, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

     3. Position. During the Contract Period the Executive shall be employed as Executive Vice President of Valley and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with substantially the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

     4. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

     a) Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

     b) Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

     c) Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

     5. Expenses and Fringe Benefits.

     a) Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

     b) Benefit Equalization Plan. During the Contract Period, if the Executive was entitled to benefits under the Company's Benefit Equalization Plan ("BEP") prior to the Change in Control, the Executive shall be entitled to continued benefits under the BEP after the Change in Control and such BEP may not be modified to reduce or eliminate such benefits during the Contract Period.

     c) Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

     d) Other Benefits. The Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

     6. Termination for Cause. The Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further benefits under this Agreement.

     7. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months in any 12 month period, the Company may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement.

     8. Death Benefits. Upon the Executive's death during the Contract Period, his estate shall not be entitled to any further benefits under this Agreement.

     9. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks' written notice to the Company specifying facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If the Company terminates the Executive's employment during the Contract Period without Cause or if the Executive Resigns for Good Reason, the Company shall, subject to Section 12 hereof:

     (a) Within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three (3.0) times the highest annual cash compensation, consisting solely of salary and bonus, paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control; and

     (b) Continue to provide the Executive during the remainder of the Contract Period with health, hospitalization and medical insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to standard deductibles and co-pays, and the Executive's continuing payment of his part of the premium for family coverage, if applicable).

     The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or to provide him with the health, hospitalization and medical insurance benefits due under this section, the Executive, after giving 10 days' written notice to the

Company identifying the Company's failure, shall be entitled to recover from the Company all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

     10. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

     11. Non-Disclosure of Confidential Information.

     a) Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

     b) Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

     c) Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

     12. Certain Reduction of Payments by the Company.

     a) Anything in this Agreement to the contrary notwithstanding, prior to the payment of any lump sum amount payable hereunder, the certified public accountants of the Company immediately prior to a Change of Control (the "Certified Public Accountants) shall determine as promptly as practical and in any event within 20 business days following the termination of employment of Executive whether any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would more likely than not be nondeductible by the Company for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and if it is then the aggregate present value of amounts payable or distributable to or for the benefit of Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are thereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the reduced Amount. For purposes of this paragraph, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Company because of said Section 280G of the Code.

     b) If under paragraph (a) of this section the Certified Public Accountants determine that any Payment would more likely than not be nondeductible by the

Company because of Section 280G of the Code, the Company shall promptly give the Executive notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Executive may then elect, in his sole discretion, which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount), and shall advise the Company in writing of his election within 20 business days of his receipt of notice. If no such election is made by the Executive within such 20-day period, the Company may elect which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the Aggregate present Value of the Agreement Payments equals the Reduced Amount) and shall notify the Executive promptly of such election. For purposes of this paragraph, present Value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Certified Public Accountants shall be binding upon the Company and Executive shall be made within 20 business days of a termination of employment of Executive. With the consent of the Executive, the Company may suspend part or all of the lump sum payment due under Section 9 hereof and any other payments due to the Executive hereunder until the Certified Public Accountants finish the determination and the Executive (or the Company, as the case may be) elect how to reduce the Agreement Payments, if necessary. As promptly as practicable following such determination and the elections hereunder, the Company shall pay to or distribute to or for the benefit of Executive such amounts as are then due to Executive under this Agreement and shall promptly pay to or distribute for the benefit of Executive in the future such amounts as become due to Executive under this Agreement.

     c) As a result of the uncertainty in the application of Section 280G of the Code, it is possible that Agreement Payments may have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or Executive which said Certified Public Accountants believe has a high probability of success, determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to Executive which Executive shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code; provided, however, that no amount shall be payable by Executive to the Company in and for the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

     13. Term and Effect Prior to Change in Control.

     a) Term. Except as otherwise provided for hereunder, this Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term is always 3 years) unless, prior to a Change in Control, the Chief Executive Officer of the Bank notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice. Notwithstanding anything to the contrary contained herein, the Initial Term shall cease when the Executive attains age 65.

     b) No Effect Prior to Change in Control. This Agreement shall not effect any rights of the Company to terminate the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon and after a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

     14. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the

Executive received any payment hereunder, he shall not be entitled to any payment under the Company's severance policies for officers and employees.

     15. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Valley. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning change-in-control benefits. The parties hereto expressly agree that the Change-in-Control Agreement among the Executive, the Bank and Valley, dated as of January 1, 1995, is hereby terminated, effective the date hereof. The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, Valley National Bank and Valley National Bancorp each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                VALLEY NATIONAL BANCORP

/s/ Alan D. Eskow                      By: /s/ Robert E. McEntee
------------------------               --------------------------------------
Alan D. Eskow, Secretary               Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

ATTEST:                                VALLEY NATIONAL BANK

/s/ Alan D. Eskow                      By: /s/ Robert E. McEntee
------------------------               --------------------------------------
Alan D. Eskow, Secretary               Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

WITNESS:

/s/ Peter Verbout                      /s/ Peter John Southway
------------------------               --------------------------------------
                                       Peter John Southway, Executive

                                       Executive Seniority date with Valley
                                       National  Bank:    10/2/78.

                              VALLEY NATIONAL BANK
                                1455 VALLEY ROAD
                                 WAYNE, NJ 07470

                                                              January 1, 1998

Mr. Peter John Southway
Executive Vice President
Valley National Bancorp
Valley National Bank
1455 Valley Road
Wayne, New Jersey  07470

Dear Mr. Southway:

     The Board of Directors of Valley National Bancorp ("Bancorp") and Valley National Bank (the "Bank") (collectively, the "Company") have determined that it is in the best interests of the Bancorp and the Bank for the Company to agree to provide you with certain limited severance rights as provided herein.

     The Board recognizes that your employment by the Company without any severance agreement creates tensions which may cause you to seek opportunities elsewhere or affect your views of your present compensation. These arrangements are being made to alleviate, in part, those concerns.

     In view of the foregoing, in consideration of your continued employment with the Company and your consent to this letter, the Company agrees:

     1. If the Company elects to terminate you as Executive Vice President of Valley National Bancorp and/or Valley National Bank, upon the termination of your employment the Company will pay you a lump sum severance benefit equal to 12 months of your annual base salary plus a portion of your most recent bonus. The bonus amount shall equal your most recent bonus multiplied by a fraction, the numerator of which is the number of months which have elapsed in the current calendar year and the denominator of which is 12. This severance benefit will not be paid if the Company terminates you for "Cause". "Cause" means (i) willful and continued failure by the Executive to perform his duties for the Company after at least one warning in writing from the Company's Board of Directors identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Board of Directors; or (iii) conviction of a crime, other than a traffic violation, habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the Board of Directors to refrain from such behavior. No act or failure to act on the part of the Executive shall

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be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Company. No severance will be paid under this paragraph in the event you are paid a severance benefit pursuant to any change in control agreement with the Company.

     2. If you are terminated other than for Cause, or you die or become disabled, the Company will provide and pay for hospital, health and medical insurance for you and your spouse and minor children (subject to deductibles, co-pays and premiums which you previously paid), as well as (where applicable) life insurance and disability insurance for a period of three years following your employment termination or death, unless such benefits are provided to you or your spouse by another party.

     As partial consideration for the Company entering into this Agreement, you agree as follows:

     3. Following the termination of your employment with the Company for any reason, you shall retain in confidence any confidential information known to you concerning the Company and its business.

     4. While you are employed by the Company and for a period of one year thereafter, you will not, without the prior written approval of the Board of Directors of Bancorp, directly or indirectly, as officer, director, employee, shareholder, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by any insured depository institution which transacts business in the State of New Jersey if such insured depository institution employs or utilizes you in any capacity to solicit the Company's loan, trust, deposit customers, or other customers of the Company, or employees of the Company.

     5. You agree that the Company has no adequate remedy at law for the violation of paragraphs 3 and 4 and that the Company shall be entitled to injunctive relief to enforce such provisions.

     Both parties mutually agree as follows:

     6. In the event the Company fails to pay to you or your spouse any of the benefits provided herein for a period in excess of 10 business days after a written request to do so, you (or your spouse) shall be entitled to be paid or reimbursed by the Company for the legal fees and expenses incurred by you (or your spouse) in enforcing or interpreting the provisions of this Agreement. The Company hereby agrees to pay or reimburse you for such fees and expenses on a monthly basis, upon your submission of bills or requests for payment. A court shall be entitled to deny you your legal fees and expenses only if it finds you made a claim for benefits hereunder not in good faith and without reasonable cause.

     7. This Agreement shall commence on the date hereof and expire on the earlier of (i) your attainment of age 65 or (ii) January 1, 2001 (January 1, 2001 is referred to hereafter as the "Initial Expiration Date"). On January 1 of each year starting January 1, 1999, the Initial

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Expiration Date shall be automatically extended for an additional one year period (so it remains a three year contract until you reach age 65) unless you or Bancorp otherwise elect and so notify the other party in writing prior to January 1 of any year starting with January 1, 2000. This Agreement may be amended, supplemented or changed at any time only by a writing signed by Bancorp and yourself.

     8. This Agreement shall be binding upon and inure to the benefit of you, your estate and the Company, and any successor to the Company by merger, consolidation or sale. Neither this Agreement nor any rights arising hereunder may be assigned or pledged by you. After your death, your spouse and minor children shall be entitled to enjoy and enforce the benefits of this Agreement. In the event your services are terminated and you are entitled to payments, you shall not be obligated to mitigate your damages and the Company may not offset amounts due to you hereunder. However, in the event you breach the non-solicitation contained in paragraph 4 hereof, the Company shall not thereafter be obligated to provide you with any benefits hereunder and you shall not be entitled to be paid your legal fees or expenses s provided in paragraph 6 hereof.

     If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute an agreement between you and the Company.

                                       Very truly yours,

                                       VALLEY NATIONAL BANCORP

                                       By:  /s/ Robert E. McEntee
                                       --------------------------------------
AGREED AND ACCEPTED:                   Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

/s/ Peter John Southway
------------------------------
Peter John Southway, Executive         VALLEY NATIONAL BANK

                                       By: /s/ Robert E. McEntee
                                       --------------------------------------
                                       Robert E. McEntee, Chairman, Personnel
                                       and Compensation Committee

                                       Executive Seniority date with Valley
                                       National Bank:   10/2/78.

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